UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 31, 2005


                             SmartServ Online, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     0-28008                13-3750708
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(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
 Incorporation or Organization)       File Number)          Identification No.)



2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania          19462
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     (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT.

(a) On August 31, 2005, the Company executed agreements to obtain financing from CAMOFI Master, LDC, a Cayman Islands limited duration company (the "Lender"), consisting of a Senior Secured Convertible Note in the principal amount of $500,000 (the "Senior Note") and a Revolving Convertible Note in the principal amount of $1,900,000 (the "Revolving Note") which availability is based upon the Company's eligible accounts receivable. Based on such availability, the Revolving Note may be increased to $2,500,000. The term of the financing is for 30 months from the closing date.

The Company has received an initial advance of $500,000 under the loan and paid certain fees to the lender associated with the loan. The advance of the balance of the loan is subject to, among other conditions, the Company obtaining a standby letter of credit in the amount of $1,000,000 acceptable to Sprint pursuant to the Company's Reseller Agreement with Sprint. Should the Company not satisfy such conditions prior to September 21, 2005, the Company will be in default of the loan.

Interest is payable monthly in arrears at WSJ Prime plus 4%, in cash or, at the option of the Company, subject to the conditions thereto (including those as to trading volume) being met, in registered common stock valued at 85% of the volume weighted average trading price for the common stock for the 10 days prior to the payment date.

The Senior Note and the Revolving Note may be converted into common stock at a fixed conversion price that is $0.50 per share. The conversion price is subject to full ratchet anti-dilution protection.

The Company will reduce the principal amount of the Senior Note by 1/24th per month starting six months after closing, payable in cash or, subject to conditions thereto (including those as to trading volume) being met, in registered common stock. If such amortization is in cash, the payments will be at 102% of the monthly principal amortization amount. The Company may pay the principal amortization with common stock valued at 85% of the volume weighted average trading price for the common stock for the 10 days prior to the payment date if, among other things, the Company's trading volume is in excess of a stated amount.

The Senior Note and Revolving Note are senior in right of payment to any and all indebtedness of the Company and are secured by a first lien on all assets of the Company. The loan is guaranteed by the Company's subsidiary, KPCCD, Inc.

The Company has the right to prepay in cash all or a portion of the Senior Note and Revolving Note at 115% of the principal amount plus accrued interest to the date of repayment.

The Company is required to prepay in cash, half of the outstanding Senior Note and Revolving Note at 115% of the principal amount plus accrued interest to the date of repayment on the closing of a qualified offering as defined in the agreement or, in the event that no qualified offering occurs during the term, at maturity.

The Company issued the Lender five year warrants to purchase an aggregate of 3,000,000 shares of common stock at an exercise price of $.50 per share. Such warrants are exercisable on a cashless basis and are subject to full ratchet antidilution protection.

The Company is required to file with the SEC a registration statement covering the shares of common stock underlying the Senior Note, Revolving Note and the warrants within 30 days and have it declared effective within 90 days of the closing date. If the registration statement is not filed within 30 days or declared effective within 90 days of the closing date, the Company will pay liquidated damages to the lender. The damages will be paid in cash in an amount equal to 1 1/2% of the Senior Note for the first 30 days (or part thereof) after the 30th or 90th day, and an additional 1 1/2% for any subsequent 30-day period (or part thereof) thereafter.

The Company will use approximately $1.1 million (including fees) to post a letter of credit in favor of Sprint as required by the Company's contract with Sprint. The balance of the funds would be used for working capital.

The lender has the right to invest up to 50% of any additional equity financing contemplated by the Company or any subsidiary thereof during the term of the loan on terms no less favorable than those proposed by third party investors in such contemplated equity financing.

(b) Not applicable.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

            2 Securities Purchase Agreement dated August 31, 2005 between SmartServ and CAMOFI Master LDC ("CAMOFI") (without exhibits).

            4.1   Loan Agreement dated August 31, 2005 between SmartServ and
                  CAMOFI.

            4.2 Senior Secured Convertible Note dated August 31, 2005 of SmartServ to CAMOFI.

            4.3 Revolving Credit Note dated August 31, 2005 of SmartServ to CAMOFI.

            4.4 Common Stock Purchase Warrant dated August 31, 2005 of SmartServ issued to CAMOFI

            4.5 Registration Rights Agreement dated August 31, 2005 between SmartServ and CAMOFI (without exhibits).

            4.6 Master Security Agreement dated August 31, 2005 by SmartServ in favor of CAMOFI (without exhibits).

            4.7 Text of e-mail containing additional closing agreements between SmartServ and CAMOFI.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SMARTSERV ONLINE, INC.



Dated:  September 7, 2005       By: /s/ Len von Vital
                                   ---------------------------------------
                                   Len von Vital,
                                   Chief Financial Officer



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                                  EXHIBIT INDEX


    Exhibit No.   Description
    -----------   -----------

            2 Securities Purchase Agreement dated August 31, 2005 between SmartServ and CAMOFI Master LDC ("CAMOFI").

            4.1   Loan Agreement dated August 31, 2005 between SmartServ and
                  CAMOFI.

            4.2 Senior Secured Convertible Note dated August 31, 2005 of SmartServ to CAMOFI.

            4.3 Revolving Credit Note dated August 31, 2005 of SmartServ to CAMOFI.

            4.4 Common Stock Purchase Warrant dated August 31, 2005 of SmartServ issued to CAMOFI

            4.5 Registration Rights Agreement dated August 31, 2005 between SmartServ and CAMOFI

            4.6 Master Security Agreement dated August 31, 2005 by SmartServ in favor of CAMOFI

            4.7 Text of e-mail containing additional closing agreements between SmartServ and CAMOFI.